Exhibit 99.1

               MICROS Reports Fiscal 2004 Second Quarter Results:
                  Record Second Quarter Revenue and Net Income;
                Revenue, Net Income and EPS Exceed Expectations

     COLUMBIA, Md., Jan. 29 /PRNewswire-FirstCall/ -- MICROS Systems, Inc. (Nasdaq: MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2004 second quarter ended December 31, 2003. Revenue for the quarter was $117.3 million, an increase of $20.2 million, or 20.8%, over the same period last year. Net income for the quarter was $8.6 million, an increase of $3.6 million, or 73.8%, over the year ago second quarter. The quarterly revenue and net income were Company records for the second fiscal quarter. Earnings per share, on a diluted basis, were $0.45 per share, an increase of $0.17 per share, or 60.7%, over the year ago earnings of $0.28 per share. Revenue, net income and earnings per share results exceeded consensus expectations.

    For the six-month period ending December 31, 2003, MICROS's revenue was $223.7 million, an increase of $38.9 million, or 21.0%, over the same period last year. Net income for the six-month period was $13.3 million, an increase of $5.7 million, or 74.6%, over the year ago period. Earnings per share, on a diluted basis, were $0.70, an increase of $0.27 per share, or 62.8%, over the year ago earnings of $0.43 per share.

    Tom Giannopoulos, MICROS's Chairman and CEO, stated: "We are extremely pleased with the financial results of the second quarter and for the first six-months of FY2004. The demand for our products and services in all of our business units continues to be strong."

    MICROS's management guidance for the fiscal 2004 third quarter ending March 31, 2004 is for revenue between $110.0 million and $118.0 million and net income between $6.7 million and $7.5 million. Management guidance for the fiscal 2004 year ending June 30, 2004 is for revenue between $460.0 million and $465.0 million and net income between $30.6 million and $32.2 million.


    MICROS's stock is traded through NASDAQ under the symbol MCRS. Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties. Some of those uncertainties are: product demand and market acceptance; adverse economic factors; impact of competitive products and pricing on margins; product development delays and technological difficulties; and aggressively controlling expenses. Other risks are indicated in the MICROS Form 10-K and other filings with the Securities and Exchange Commission. MICROS assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.




                             MICROS SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (Unaudited - in thousands, except per share amounts)

                                    Second Quarter Ended    Six Months Ended
                                        December 31,          December 31,
                                       2003      2002        2003      2002
    Revenue:
      Hardware                        $34,300   $32,852     $68,246   $62,865
      Software                         18,926    17,207      35,715    29,470
      Service                          64,028    46,986     119,710    92,464
    Total revenue                     117,254    97,045     223,671   184,799

    Cost of sales:
      Hardware                         24,713    23,525      48,455    45,164
      Software                          3,836     3,723       8,170     6,949
      Service                          27,633    22,222      53,839    43,698
    Total cost of sales                56,182    49,470     110,464    95,811

    Gross margin                       61,072    47,575     113,207    88,988

    Selling, general and
     administrative expenses           38,129    32,682      73,691    62,126
    Research and development
     expenses                           7,160     4,248      13,334     9,135
    Depreciation and amortization       2,430     2,129       4,747     4,175
    Total operating expenses           47,719    39,059      91,772    75,436

    Income from operations             13,353     8,516      21,435    13,552

    Non-operating income
    (expense), net                      1,301       190       1,456      (434)

    Income before taxes, minority
     interest, and equity in net
     earnings of affiliates            14,654     8,706      22,891    13,118

    Income tax provision                5,935     3,570       9,271     5,247

    Income before minority interest
     and equity in net earnings
     of affiliates                      8,719     5,136      13,620     7,871

    Minority interest and equity in
     net earnings of affiliates          (148)     (205)       (302)     (245)

    Net income                         $8,571    $4,931     $13,318    $7,626

    Net income per common share:
      Basic                             $0.47     $0.28       $0.74     $0.44
      Diluted                           $0.45     $0.28       $0.70     $0.43

    Weighted-average number of
     shares outstanding:
      Basic                            18,177    17,398      18,107    17,436
      Diluted                          19,159    17,612      19,058    17,707



               MICROS SYSTEMS, INC. CONSOLIDATED BALANCE SHEET
             (Unaudited - in thousands, except per share amounts)

                                                       December 31,  June 30,
                                                           2003        2003
    ASSETS
    Current assets:
         Cash and cash equivalents                        $61,288    $45,682
         Accounts receivable, net                          91,945     98,700
         Inventories, net                                  33,780     31,864
         Deferred income taxes                              9,160      7,885
         Prepaid expenses and other current assets         17,595     17,860
             Total current assets                         213,768    201,991

    Property, plant and equipment, net                     19,387     20,179
    Deferred income taxes, non-current                     30,851     32,003
    Goodwill and intangible assets, net                    73,516     74,270
    Purchased and internally developed
     software costs, net                                   36,650     38,089
    Other investments                                           0         10
    Other assets                                            4,019      3,473
    Total assets                                         $378,191   $370,015


    LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities:
         Bank lines of credit                              $2,231    $10,185
         Current portion of long term debt                      0        363
         Current portion of capital lease
          obligations                                         138        106
         Accounts payable                                  25,539     24,177
         Accrued expenses and other current
          liabilities                                      43,870     44,240
         Income taxes payable                               5,015     10,102
         Deferred income taxes                                608        501
         Deferred service revenue                          35,908     38,538
              Total current liabilities                   113,309    128,212

    Capital lease obligations, net of current portion         199        198
    Deferred income taxes, non-current                     11,505     11,495
    Other non-current liabilities                           6,478      6,510
    Commitments and contingencies
       Minority interests                                   2,448      2,372

    Shareholders' equity:
         Common stock                                         456        450
         Capital in excess of par                          73,160     69,644
         Retained earnings                                165,696    152,381
         Accumulated other comprehensive loss               4,940     (1,247)
              Total shareholders' equity                  244,252    221,228

    Total liabilities and shareholders' equity           $378,191   $370,015




SOURCE  MICROS Systems, Inc.
    -0-                             01/29/2004
    /CONTACT: Peter J. Rogers, Jr., Vice President, Investor Relations of MICROS Systems, Inc., +1-443-285-8059, or progers@micros.com/
    /Web site:  http://www.micros.com/
    (MCRS)

CO:  MICROS Systems, Inc.
ST:  Maryland
IN:  CPR STW REA RST
SU:  ERN ERP